Exhibit 99.1

CULP ANNOUNCES RESULTS FOR SECOND QUARTER FISCAL 2024,

WITH CONTINUED SEQUENTIAL AND STRONG YEAR-OVER-YEAR OPERATING IMPROVEMENT AND A SOLID FINANCIAL POSITION

HIGH POINT, N.C. (December 4, 2023) ─ Culp, Inc. (NYSE: CULP) (together with its consolidated subsidiaries, “CULP”) today reported financial and operating results for the second quarter ended October 29, 2023.

Fiscal 2024 Second Quarter Financial Summary

▪
Net sales for the second quarter of fiscal 2024 were $58.7 million, up 0.6 percent compared with the prior-year period, with mattress fabrics sales up 19.6 percent, and upholstery fabrics sales down 14.9 percent.
▪
Loss from operations was $(2.2) million, compared with a loss from operations of $(11.9) million for the prior-year period (which included $6.7 million relating to certain inventory impairment and other charges and restructuring and related expenses during the period).
▪
Net loss was $(2.4) million, or $(0.19) per diluted share, compared with a net loss of $(12.2) million, or $(0.99) per diluted share, for the prior-year period. The effective tax rate for the second quarter was negative (27.0) percent, reflecting the company’s mix of taxable income between its U.S. and foreign jurisdictions during the period.
▪
The company maintained a solid financial position, with its balance sheet reflecting $15.2 million of total cash and no outstanding borrowings as of October 29, 2023. Total liquidity as of October 29, 2023, was $41.4 million (consisting of $15.2 million in cash and $26.2 million in borrowing availability under the company's domestic credit facility).
▪
Adjusted EBITDA for the period was close to break even at negative $(247,000), as compared to adjusted EBITDA of negative $(8.2) million for the prior-year period.

CEO Commentary

Commenting on the results, Iv Culp, president and chief executive officer of Culp, Inc., said, “We are pleased to report both sequential and year-over-year improvement in our consolidated sales and operating performance for the second quarter, a solid outcome considering the challenging macro environment for furniture and bedding. These results, which were in line with our expectations, reflect the strategic business transformation initiatives underway in both divisions that are focused on driving performance despite ongoing demand softness. In our mattress fabrics segment, we are increasing sales and gaining market position with new fabric and sewn cover placements. This segment also achieved a 90 percent improvement in its operating results as compared to the prior-year period, and a 33 percent improvement as compared sequentially to the prior quarter. This performance was driven by balanced inventory management, higher sales, better pricing and margin, and an ongoing focus by our strengthened leadership team on operational efficiencies across our locations. For our upholstery fabrics segment, as expected, sales for residential fabrics were lower than the prior-year period due to demand softness affecting the home furnishings industry. However, demand remained solid in our hospitality/contract business. The segment also saw a significant improvement in operating performance, driven by better inventory management, fixed cost savings, and other operational improvements.

“Additionally, we continued our focus on prudent financial management, including maintaining a strong balance sheet and ensuring a strategic level of working capital. We ended the quarter with $15.2 million in cash and no outstanding borrowings. We believe we are well positioned, and we are

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CULP Announces Results for Second Quarter Fiscal 2024

December 4, 2023

strategically investing in our business, especially within our mattress fabrics segment, to support future profitable sales growth and further improve operating efficiencies.

“As we enter the third quarter, we acknowledge that the various external headwinds and pressures on consumer spending for furniture and bedding products may remain for some time. However, our market position is strong and growing, and we are diligently focused on internal improvement initiatives that will enable us to withstand these industry conditions and position our business for renewed growth and profitability. Regardless of the current demand backdrop, we expect to continue on a path of sequential and year-over-year operating improvement, including a return to positive adjusted EBITDA in the third quarter. We also believe we are poised to return to consolidated operating profitability by the end of the fiscal year. We are well positioned with our innovative product offerings, creative designs, resilient global manufacturing and sourcing platform, strong leadership teams, and focused financial management. These hallmarks of our business will support us into the future, especially when market conditions improve,” added Culp.

Business Segment Highlights

Mattress Fabrics Segment (“CHF”) Summary

▪
Sales for this segment were $31.4 million for the second quarter, up 19.6 percent compared with sales of $26.2 million in the second quarter of fiscal 2023.

▪
The higher sales, as compared to the prior-year period, were primarily driven by new fabric and sewn cover placements that are priced in line with current costs. While the domestic mattress industry remains pressured, CHF continues to make gains with customers in a difficult market environment.

▪
Operating loss was $(936,000) for the second quarter, a 90 percent improvement compared to the $(9.0) million operating loss in the prior-year period (which included $5.0 million relating to certain inventory impairment charges and losses from inventory close out sales). This substantial reduction in losses was driven by balanced inventory management, higher sales, better pricing and margins, and improvement in operating efficiencies. These factors were partially offset by higher SG&A business investments during the period.

Upholstery Fabrics Segment (“CUF”) Summary

▪
Sales for this segment were $27.3 million for the second quarter, down 14.9 percent compared with sales of $32.2 million in the second quarter of fiscal 2023.

▪
Sales for CUF's residential fabric business were affected by ongoing softness in the residential home furnishings industry, where demand remains pressured by a challenging macro-economic environment. Demand remained solid for CUF’s hospitality/contract business, with sales for this business accounting for approximately 33 percent of CUF's total sales.

▪
Operating income was $1.4 million for the second quarter, up significantly compared with $262,000 in the second quarter of fiscal 2023 (which included approximately $1.0 million in higher-than-normal inventory markdowns). Operating margin for the second quarter was 5.1 percent, again a significant improvement compared to the prior-year period. Operating performance for the second quarter was positively affected by better inventory management; lower fixed costs resulting from the previous restructuring of CUF's cut and sew platforms; lower freight costs; and a more favorable foreign exchange rate associated with CUF's operations in China. These factors were partially offset by lower residential fabric sales and higher SG&A business investments during the period.

Balance Sheet, Cash Flow, and Liquidity

▪
As of October 29, 2023, the company reported $15.2 million in total cash and no outstanding debt.

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CULP Announces Results for Second Quarter Fiscal 2024

December 4, 2023

▪
Cash flow from operations and free cash flow were negative $(4.5) million and negative $(5.6) million, respectively, for the first six months of fiscal 2024. (See reconciliation table at the back of this press release.) As expected, the company’s cash flow from operations and free cash flow during the period were affected by operating losses and planned strategic investments in capital expenditures mostly related to the CHF transformation plan.

▪
Capital expenditures for the first six months of fiscal 2024 were $2.0 million. The company continues to manage capital investments, focusing on projects that will increase efficiencies and improve quality, especially for the CHF segment.

▪
As of October 29, 2023, the company had approximately $41.4 million in liquidity, consisting of $15.2 million in total cash and $26.2 million in borrowing availability under the company's domestic credit facility.

Share Repurchases

The company did not repurchase any shares during the second quarter of fiscal 2024, leaving approximately $3.2 million available under the current share repurchase program as of October 29, 2023. Despite the current share repurchase authorization, the company does not expect to repurchase any shares during the third quarter of fiscal 2024.

Financial Outlook

▪
CULP achieved sequential and year-over-year improvement in its sales and operating results for the second quarter of fiscal 2024. While the current macroeconomic conditions affecting consumer spending and demand trends are likely to continue for some period, the company remains well positioned, especially with the transformation strategy underway in its mattress fabrics division.
▪
Due to the uncertainty in the macro-environment, the company is only providing financial guidance for the third quarter of fiscal 2024. The company’s consolidated net sales for the third quarter are expected to be sequentially comparable to second quarter of fiscal 2024 and moderately higher as compared to the third quarter of fiscal 2023, even in the face of ongoing demand headwinds. The company expects a consolidated operating loss (loss from operations) for the third quarter of fiscal 2024 that is in the range of $(1.2) to $(1.6) million, sequentially improved from the previous quarter's results, and a significant improvement compared to the $(7.8) million operating loss for the prior-year period (which included $711,000 in restructuring expense).
▪
The company’s expectations are based on information available at the time of this press release and reflect certain assumptions by management regarding the company’s business and trends and the projected impact of the ongoing headwinds.

Conference Call

Culp, Inc. will hold a conference call to discuss financial results for the second quarter of fiscal 2024 on December 5, 2023, at 11:00 a.m. Eastern Time. A live webcast of this call can be accessed on the “Upcoming Events” section on the investor relations page of the company’s website, www.culp.com. A replay of the webcast will be available for 30 days under the “Past Events” section on the investor relations page of the company’s website, beginning at 2:00 p.m. Eastern Time on December 5, 2023.

Investor Relations Contact

Ken Bowling, Executive Vice President, Chief Financial Officer, and Treasurer: (336) 881-5630

krbowling@culp.com

About the Company

Culp, Inc. is one of the world’s largest marketers of mattress fabrics for bedding and upholstery fabrics for residential and commercial furniture. The company markets a variety of fabrics to its global customer base of leading bedding and furniture companies, including fabrics produced at Culp’s manufacturing facilities and fabrics sourced through other suppliers. Culp has manufacturing and sourcing capabilities located in the United States, Canada, China, Haiti, Turkey, and Vietnam.

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CULP Announces Results for Second Quarter Fiscal 2024

December 4, 2023

Forward Looking Statements

This release contains “forward-looking statements” within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995 (Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934). Such statements are inherently subject to risks and uncertainties that may cause actual events and results to differ materially from such statements. Further, forward looking statements are intended to speak only as of the date on which they are made, and we disclaim any duty to update such statements to reflect any changes in management’s expectations or any change in the assumptions or circumstances on which such statements are based, whether due to new information, future events, or otherwise. Forward-looking statements are statements that include projections, expectations, or beliefs about future events or results or otherwise are not statements of historical fact. Such statements are often but not always characterized by qualifying words such as “expect,” “believe,” “anticipate,” “estimate,” “intend,” “plan,” “project,” and their derivatives, and include but are not limited to statements about expectations, projections, or trends for our future operations, strategic initiatives and plans, production levels, new product launches, sales, profit margins, profitability, operating income, capital expenditures, working capital levels, cost savings, income taxes, SG&A or other expenses, pre-tax income, earnings, cash flow, and other performance or liquidity measures, as well as any statements regarding dividends, share repurchases, liquidity, use of cash and cash requirements, borrowing capacity, investments, potential acquisitions, future economic or industry trends, public health epidemics, or future developments. There can be no assurance that we will realize these expectations or meet our guidance, or that these beliefs will prove correct.

Factors that could influence the matters discussed in such statements include the level of housing starts and sales of existing homes, consumer confidence, trends in disposable income, and general economic conditions. Decreases in these economic indicators could have a negative effect on our business and prospects. Likewise, increases in interest rates, particularly home mortgage rates, and increases in consumer debt or the general rate of inflation, could affect us adversely. The future performance of our business depends in part on our success in conducting and finalizing acquisition negotiations and integrating acquired businesses into our existing operations. Changes in consumer tastes or preferences toward products not produced by us could erode demand for our products. Changes in tariffs or trade policy, including changes in U.S. trade enforcement priorities, or changes in the value of the U.S. dollar versus other currencies, could affect our financial results because a significant portion of our operations are located outside the United States. Strengthening of the U.S. dollar against other currencies could make our products less competitive on the basis of price in markets outside the United States, and strengthening of currencies in Canada and China can have a negative impact on our sales of products produced in those places. In addition, because our foreign operations use the U.S. dollar as their functional currency, changes in the exchange rate between the local currency of those operations and the U.S dollar can affect our reported profits from those foreign operations. Also, economic or political instability in international areas could affect our operations or sources of goods in those areas, as well as demand for our products in international markets. The impact of public health epidemics on employees, customers, suppliers, and the global economy, such as the global coronavirus pandemic currently affecting countries around the world, could also adversely affect our operations and financial performance. In addition, the impact of potential asset impairments, including impairments of property, plant, and equipment, inventory, or intangible assets, as well as the impact of valuation allowances applied against our net deferred income tax assets, could affect our financial results. Increases in freight costs, labor costs, and raw material prices, including increases in market prices for petrochemical products, can also significantly affect the prices we pay for shipping, labor, and raw materials, respectively, and in turn, increase our operating costs and decrease our profitability. Finally, disruption in our customers’ supply chains for non-fabric components may cause declines in new orders and/or delayed shipping of existing orders while our customers wait for other components, which could adversely affect our financial results. Further information about these factors, as well as other factors that could affect our future operations or financial results and the matters discussed in forward-looking statements, is included in Item 1A “Risk Factors” in our most recent Form 10-K and Form 10-Q reports filed with the Securities and Exchange Commission. A forward-looking statement is neither a prediction nor a guarantee of future events or circumstances, and those future events or circumstances may not occur. Additional risks and uncertainties that we do not presently know about or that we currently consider to be immaterial may also affect our business operations and financial results.

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CULP Announces Results for Second Quarter Fiscal 2024

December 4, 2023

CULP, INC.

CONSOLIDATED STATEMENTS OF NET LOSS

FOR THREE MONTHS ENDED OCTOBER 29, 2023, AND OCTOBER 30, 2022

Unaudited

(Amounts in Thousands, Except for Per Share Data)

	THREE MONTHS ENDED
	Amount			Percent of Sales
	(1)	(1)
	October 29,	October 30,	% Over	October 29,	October 30,
	2023	2022	(Under)	2023	2022
Net sales	$58,725	$58,381	0.6%	100.0%	100.0%
Cost of sales (2)(3)	(50,775)	(60,594)	(16.2)%	86.5%	103.8%
Gross profit (loss)	7,950	(2,213)	(459.2)%	13.5%	(3.8)%
Selling, general and administrative expenses	(10,045)	(9,103)	10.3%	17.1%	15.6%
Restructuring expense (4) (5)	(144)	(615)	(76.6)%	0.2%	1.1%
Loss from operations	(2,239)	(11,931)	(81.2)%	(3.8)%	(20.4)%
Interest income	282	79	257.0%	0.5%	0.1%
Other income	49	829	(94.1)%	0.1%	1.4%
Loss before income taxes	(1,908)	(11,023)	(82.7)%	(3.2)%	(18.9)%
Income tax expense (6)	(516)	(1,150)	(55.1)%	(27.0)%	(10.4)%
Net loss	$(2,424)	$(12,173)	(80.1)%	(4.1)%	(20.9)%

Net loss per share - basic	$(0.19)	$(0.99)	(80.4)%
Net loss per share - diluted	$(0.19)	$(0.99)	(80.4)%
Average shares outstanding-basic	12,456	12,280	1.4%
Average shares outstanding-diluted	12,456	12,280	1.4%

Notes

(1) See page 12 for our Reconciliation of Selected Income Statement Information to Adjusted Results for the three months ending October 29, 2023, and October 30, 2022.

(2) Cost of sales for the three months ending October 29, 2023, includes a restructuring related credit totaling $78,000 for the gain on disposal inventory related to the discontinuation of production of cut and sewn upholstery kits at our facility in Ouanaminthe, Haiti.

(3) Cost of sales for the three months ending October 30, 2022, includes a restructuring related charge totaling $98,000, which pertains to loss on disposal and markdowns of inventory related to the exit of our cut and sew upholstery fabrics operation located in Shanghai, China.

(4) Restructuring expense for the three months ending October 29, 2023, represents $142,000 for impairment charges related to equipment and $2,000 for employee termination costs related to the discontinuation of production of cut and sewn upholstery kits at our facility in Ouanaminthe, Haiti.

(5) Restructuring expense for the three months ending October 30, 2022, represents $468,000 for employee termination benefits, $80,000 for a loss on disposal of equipment, $47,000 for lease termination costs, and $20,000 of other associated costs related to the exit of our cut and sew upholstery fabrics operation located in Shanghai, China.

(6) Percent of sales column for income tax expense is calculated as a percent of loss before income taxes.

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CULP Announces Results for Second Quarter Fiscal 2024

December 4, 2023

CULP, INC.

CONSOLIDATED STATEMENTS OF NET LOSS

FOR SIX MONTHS ENDED OCTOBER 29, 2023, AND OCTOBER 30, 2022

Unaudited

(Amounts in Thousands, Except for Per Share Data)

	SIX MONTHS ENDED
	Amount			Percent of Sales
	(1)	(1)
	October 29,	October 30,	% Over	October 29,	October 30,
	2023	2022	(Under)	2023	2022
Net sales	$115,387	$120,985	(4.6)%	100.0%	100.0%
Cost of sales (2)(3)	(100,352)	(119,071)	(15.7)%	87.0%	98.4%
Gross profit	15,035	1,914	685.5%	13.0%	1.6%
Selling, general and administrative expenses	(19,874)	(17,968)	10.6%	17.2%	14.9%
Restructuring expense (4) (5)	(482)	(615)	(21.6)%	0.4%	0.5%
Loss from operations	(5,321)	(16,669)	(68.1)%	(4.6)%	(13.8)%
Interest income	627	96	553.1%	0.5%	0.1%
Other income	145	747	(80.6)%	(0.1)%	(0.6)%
Loss before income taxes	(4,549)	(15,826)	(71.3)%	(3.9)%	(13.1)%
Income tax expense (6)	(1,217)	(2,046)	(40.5)%	(26.8)%	(12.9)%
Net loss	$(5,766)	$(17,872)	(67.7)%	(5.0)%	(14.8)%

Net loss per share - basic	$(0.47)	$(1.46)	(68.1)%
Net loss per share - diluted	$(0.47)	$(1.46)	(68.1)%
Average shares outstanding-basic	12,394	12,259	1.1%
Average shares outstanding-diluted	12,394	12,259	1.1%

Notes

(1) See page 13 for our Reconciliation of Selected Income Statement Information to Adjusted Results for the six months ending October 29, 2023, and October 30, 2022.

(2) Cost of sales for the six months ending October 29, 2023, includes a net restructuring related charge totaling $101,000, which represents the markdown of inventory totaling $179,000 which occurred during the first quarter of fiscal 2024, partially offset by a gain on disposal of inventory totaling $78,000 which occurred during the second quarter of fiscal 2024, related to the discontinuation of production of cut and sewn upholstery kits at our facility in Ouanaminthe, Haiti.

(3) Cost of sales for the six months ending October 30, 2022, includes a restructuring related charge totaling $98,000, which pertains to loss on disposal and markdowns of inventory related to the exit of our cut and sew upholstery fabrics operation located in Shanghai, China.

(4) Restructuring expense for the six months ending October 29, 2023, represents $379,000 for impairment charges related to equipment and $103,000 for employee termination benefits related to the discontinuation of production of cut and sewn upholstery kits at our facility in Ouanaminthe, Haiti.

(5) Restructuring expense for the six months ending October 30, 2022, represents $468,000 for employee termination benefits, $80,000 for a loss on disposal of equipment, $47,000 for lease termination costs, and $20,000 of other associated costs related to the exit of our cut and sew upholstery fabrics operation located in Shanghai, China.

(6) Percent of sales column for income tax expense is calculated as a percent of loss before income taxes.

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CULP Announces Results for Second Quarter Fiscal 2024

December 4, 2023

CONSOLIDATED BALANCE SHEETS

OCTOBER 29, 2023, OCTOBER 30, 2022, AND APRIL 30, 2023

Unaudited

(Amounts in Thousands)

	Amounts
	(Condensed)	(Condensed)			(Condensed)
	October 29,	October 30,	Increase (Decrease)		* April 30,
	2023	2022	Dollars	Percent	2023
Current assets
Cash and cash equivalents	$15,214	19,137	(3,923)	(20.5)%	20,964
Short-term investments - Rabbi Trust	937	2,237	(1,300)	(58.1)%	1,404
Accounts receivable	23,036	22,443	593	2.6%	24,778
Inventories	44,465	52,224	(7,759)	(14.9)%	45,080
Short-term note receivable	256	—	256	100.0%	219
Current income taxes receivable	340	510	(170)	(33.3)%	—
Other current assets	4,346	3,462	884	25.5%	3,071
Total current assets	88,594	100,013	(11,419)	(11.4)%	95,516
Property, plant & equipment, net	34,664	38,832	(4,168)	(10.7)%	36,111
Right of use assets	6,874	11,609	(4,735)	(40.8)%	8,191
Long-term investments - Rabbi Trust	6,995	7,526	(531)	(7.1)%	7,067
Intangible assets	2,064	2,440	(376)	(15.4)%	2,252
Long-term note receivable	1,596	—	1,596	100.0%	1,726
Deferred income taxes	472	493	(21)	(4.3)%	480
Other assets	901	717	184	25.7%	840
Total assets	$142,160	161,630	(19,470)	(12.0)%	152,183
Current liabilities
Accounts payable - trade	27,903	24,298	3,605	14.8%	29,442
Accounts payable - capital expenditures	298	200	98	49.0%	56
Operating lease liability - current	2,540	2,655	(115)	(4.3)%	2,640
Deferred compensation	937	2,237	(1,300)	(58.1)%	1,404
Deferred revenue	853	1,527	(674)	(44.1)%	1,192
Accrued expenses	8,106	7,594	512	6.7%	8,533
Accrued restructuring	—	33	(33)	100.0%	—
Income taxes payable - current	998	969	29	3.0%	753
Total current liabilities	41,635	39,513	2,122	5.4%	44,020
Operating lease liability - long-term	2,431	4,194	(1,763)	(42.0)%	3,612
Income taxes payable - long-term	2,055	2,629	(574)	(21.8)%	2,675
Deferred income taxes	5,663	5,700	(37)	(0.6)%	5,954
Deferred compensation	6,748	7,486	(738)	(9.9)%	6,842
Total liabilities	58,532	59,522	(990)	(1.7)%	63,103
Shareholders' equity	83,628	102,108	(18,480)	(18.1)%	89,080
Total liabilities and shareholders' equity	$142,160	161,630	(19,470)	(12.0)%	152,183
Shares outstanding	12,470	12,294	176	1.4%	12,327

* Derived from audited financial statements.

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CULP Announces Results for Second Quarter Fiscal 2024

December 4, 2023

CULP, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE SIX MONTHS ENDED OCTOBER 29, 2023, AND OCTOBER 30, 2022

Unaudited

(Amounts in Thousands)

	SIX MONTHS ENDED
	Amounts
	October 29,	October 30,
	2023	2022
Cash flows from operating activities:
Net loss	$(5,766)	$(17,872)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Depreciation	3,251	3,489
Non-cash inventory (credit) charge (1) (2)	(2,001)	6,439
Amortization	193	214
Stock-based compensation	485	565
Deferred income taxes	(283)	(269)
Gain on sale of equipment	(278)	(232)
Non-cash restructuring expense	379	—
Foreign currency exchange gain	(697)	(1,168)
Changes in assets and liabilities:
Accounts receivable	1,644	(443)
Inventories	2,304	7,192
Other current assets	(1,355)	(728)
Other assets	(123)	58
Accounts payable	(495)	6,027
Deferred revenue	(339)	1,007
Accrued restructuring	—	33
Accrued expenses and deferred compensation	(762)	1,254
Income taxes	(633)	601
Net cash (used in) provided by operating activities	(4,476)	6,167
Cash flows from investing activities:
Capital expenditures	(1,972)	(1,051)
Proceeds from the sale of equipment	309	465
Proceeds from note receivable	150	—
Proceeds from the sale of investments (rabbi trust)	986	46
Purchase of investments (rabbi trust)	(472)	(505)
Net cash used in investing activities	(999)	(1,045)
Cash flows from financing activities:
Common stock surrendered for withholding taxes payable	(146)	(33)
Payments of debt issuance costs	—	(206)
Net cash used in financing activities	(146)	(239)
Effect of exchange rate changes on cash and cash equivalents	(129)	(296)
(Decrease) increase in cash and cash equivalents	(5,750)	4,587
Cash and cash equivalents at beginning of year	20,964	14,550
Cash and cash equivalents at end of period	$15,214	$19,137
Free Cash Flow (3)	$(5,604)	$4,826

(1) The non-cash inventory credit of $2.0 million for the six months ending October 29, 2023, represents a $2.1 million credit related to adjustments made to our inventory markdown reserve estimated based on our policy for aged inventory for both our mattress and upholstery segments, partially offset by a net charge of $101,000 which represents the markdown of inventory totaling $179,000 which occurred during the first quarter of fiscal 2024, partially offset by a gain on disposal of inventory totaling $78,000 which occurred during the second quarter of fiscal 2024, related to the discontinuation of production of cut and sewn upholstery kits at our facility in Ouanaminthe, Haiti.

(2) The non-cash inventory charge of $6.4 million for the six months ending October 30, 2022, represents a $2.9 million write down of inventory to its net realizable value associated with our mattress fabrics segment, $3.4 million related to markdowns of inventory estimated based on our policy for aged inventory for both our mattress and uphosltery fabrics segments, and $98,000 for the loss on disposal and markdowns of inventory related to the exit of our cut and sew upholstery fabrics operation located in Shanghai, China.

(3) See next page for Reconciliation of Free Cash Flow for the six-month periods ending October 29, 2023, and October 30, 2022, respectively.

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CULP Announces Results for Second Quarter Fiscal 2024

December 4, 2023

CULP, INC.

RECONCILIATION OF FREE CASH FLOW

FOR THE SIX MONTHS ENDED OCTOBER 29, 2023, AND OCTOBER 30, 2022

Unaudited

(Amounts in Thousands)

	SIX MONTHS ENDED
	Amounts
	October 29,	October 30,
	2023	2022
A) Net cash (used in) provided by operating activities	$(4,476)	$6,167
B) Minus: Capital expenditures	(1,972)	(1,051)
C) Plus: Proceeds from the sale of equipment	309	465
D) Plus: Proceeds from note receivable	150	—
E) Plus: Proceeds from the sale of investments (rabbi trust)	986	46
F) Minus: Purchase of investments (rabbi trust)	(472)	(505)
G) Effects of exchange rate changes on cash and cash equivalents	(129)	(296)
Free Cash Flow	$(5,604)	$4,826

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CULP Announces Results for Second Quarter Fiscal 2024

December 4, 2023

CULP, INC.

STATEMENTS OF OPERATIONS BY SEGMENT

FOR THE THREE MONTHS ENDED OCTOBER 29, 2023, AND OCTOBER 30, 2022

Unaudited

(Amounts in Thousands)

	THREE MONTHS ENDED
	Amounts			Percent of Total Sales
	October 29,	October 30,	% Over	October 29,	October 30,
Net Sales by Segment	2023	2022	(Under)	2023	2022
Mattress Fabrics	$31,377	$26,230	19.6%	53.4%	44.9%
Upholstery Fabrics	27,348	32,151	(14.9)%	46.6%	55.1%
Net Sales	$58,725	$58,381	0.6%	100.0%	100.0%

Gross Profit (Loss)				Gross Margin
Mattress Fabrics	$2,483	$(6,057)	(141.0)%	7.9%	(23.1)%
Upholstery Fabrics	5,389	3,942	36.7%	19.7%	12.3%
Total Segment Gross Profit (Loss)	7,872	(2,115)	(472.2)%	13.4%	(3.6)%
Restructuring Related Credit (Charge) (1)	78	(98)	(179.6)%	0.1%	(0.2)%
Gross Profit (Loss)	$7,950	$(2,213)	(459.2)%	13.5%	(3.8)%

Selling, General and Administrative Expenses by Segment				Percent of Sales
Mattress Fabrics	$3,419	$2,945	16.1%	10.9%	11.2%
Upholstery Fabrics	3,998	3,680	8.6%	14.6%	11.4%
Unallocated Corporate Expenses	2,628	2,478	6.1%	4.5%	4.2%
Selling, General and Administrative Expenses	$10,045	$9,103	10.3%	17.1%	15.6%

(Loss) Income from Operations by Segment				Operating Margin
Mattress Fabrics	$(936)	$(9,002)	(89.6)%	(3.0)%	(34.3)%
Upholstery Fabrics	1,391	262	430.9%	5.1%	0.8%
Unallocated Corporate Expenses	(2,628)	(2,478)	6.1%	(4.5)%	(4.2)%
Total Segment Loss from Operations	(2,173)	(11,218)	(80.6)%	(3.7)%	(19.2)%
Restructuring Related Credit (Charge) (1)	78	(98)	(179.6)%	0.1%	(0.2)%
Restructuring Expense (1)	(144)	(615)	(76.6)%	(0.2)%	(1.1)%
Loss from Operations	$(2,239)	$(11,931)	(81.2)%	(3.8)%	(20.4)%

Depreciation Expense by Segment
Mattress Fabrics	$1,468	$1,519	(3.4)%
Upholstery Fabrics	149	200	(25.5)%
Depreciation Expense	$1,617	$1,719	(5.9)%

Notes

(1) See page 12 for our Reconciliation of Selected Income Statement Information to Adjusted Results for the three months ending October 29, 2023, and October 30, 2022.

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CULP Announces Results for Second Quarter Fiscal 2024

December 4, 2023

CULP, INC.

STATEMENTS OF OPERATIONS BY SEGMENT

FOR THE SIX MONTHS ENDED OCTOBER 29, 2023, AND OCTOBER 30, 2022

Unaudited

(Amounts in Thousands)

	SIX MONTHS ENDED
	Amounts			Percent of Total Sales
	October 29,	October 30,	% Over	October 29,	October 30,
Net Sales by Segment	2023	2022	(Under)	2023	2022
Mattress Fabrics	$60,599	$55,602	9.0%	52.5%	46.0%
Upholstery Fabrics	54,788	65,383	(16.2)%	47.5%	54.0%
Net Sales	$115,387	$120,985	(4.6)%	100.0%	100.0%

Gross Profit (Loss)				Gross Margin
Mattress Fabrics	$4,477	$(6,093)	(173.5)%	7.4%	(11.0)%
Upholstery Fabrics	10,659	8,105	31.5%	19.5%	12.4%
Total Segment Gross Profit	15,136	2,012	652.3%	13.1%	1.7%
Restructuring Related Charge (1)	(101)	(98)	3.1%	(0.1)%	(0.1)%
Gross Profit	$15,035	$1,914	685.5%	13.0%	1.6%

Selling, General and Administrative Expenses by Segment				Percent of Sales
Mattress Fabrics	$6,811	$5,829	16.8%	11.2%	10.5%
Upholstery Fabrics	7,939	7,302	8.7%	14.5%	11.2%
Unallocated Corporate Expenses	5,124	4,837	5.9%	4.4%	4.0%
Selling, General and Administrative Expenses	$19,874	$17,968	10.6%	17.2%	14.9%

(Loss) Income from Operations by Segment				Operating Margin
Mattress Fabrics	$(2,334)	$(11,922)	(80.4)%	(3.9)%	(21.4)%
Upholstery Fabrics	2,720	803	238.7%	5.0%	1.2%
Unallocated Corporate Expenses	(5,124)	(4,837)	5.9%	(4.4)%	(4.0)%
Total Segment Loss from Operations	(4,738)	(15,956)	(70.3)%	(4.1)%	(13.2)%
Restructuring Related Charge (1)	(101)	(98)	3.1%	(0.1)%	(0.1)%
Restructuring Expense (1)	(482)	(615)	(21.6)%	(0.4)%	(0.5)%
Loss from Operations	$(5,321)	$(16,669)	(68.1)%	(4.6)%	(13.8)%

Return on Capital (2)
Mattress Fabrics	(14.2)%	(18.2)%	(22.0)%
Upholstery Fabrics	29.0%	15.2%	90.8%
Unallocated Corporate	N.M.	N.M.	N.M.
Consolidated	(19.4)%	(19.5)%	(0.5)%
Capital Employed (2) (3)
Mattress Fabrics	$61,185	$68,471	(10.6)%
Upholstery Fabrics	11,324	18,826	(39.8)%
Unallocated Corporate	3,562	3,962	(10.1)%
Consolidated	$76,071	$91,259	(16.6)%

Depreciation Expense by Segment
Mattress Fabrics	$2,922	$3,088	(5.4)%
Upholstery Fabrics	329	401	(18.0)%
Depreciation Expense	$3,251	$3,489	(6.8)%

Notes

(1) See page 13 for our Reconciliation of Selected Income Statement Information to Adjusted Results for the six months ending October 29, 2023, and October 30, 2022.

(2) See pages 15 through 18 for our Return on Capital Employed by Segment for the six months ending October 29, 2023 and October 30, 2022.

(3) The capital employed balances are as of October 29, 2023, and October 30, 2022.

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CULP Announces Results for Second Quarter Fiscal 2024

December 4, 2023

CULP, INC.

RECONCILIATION OF SELECTED INCOME STATEMENT INFORMATION TO ADJUSTED RESULTS

FOR THREE MONTHS ENDED OCTOBER 29, 2023, AND OCTOBER 30, 2022

Unaudited

(Amounts in Thousands)

	As Reported		October 29, 2023
	October 29,		Adjusted
	2023	Adjustments	Results

Net sales	$58,725	—	$58,725
Cost of sales (1)	(50,775)	(78)	(50,853)
Gross profit	7,950	(78)	7,872
Selling, general and administrative expenses	(10,045)	—	(10,045)
Restructuring expense (2)	(144)	144	—
Loss from operations	$(2,239)	66	$(2,173)

Notes

(1) Cost of sales for the three months ending October 29, 2023, includes a restructuring related credit totaling $78,000 for adjustments made to our inventory markdown reserves related to the discontinuation of production of cut and sewn upholstery kits at our facility in Ouanaminthe, Haiti.

(2) Restructuring expense for the three months ending October 29, 2023, represents $142,000 for impairment charges related to equipment and $2,000 for employee termination costs related to the discontinuation of production of cut and sewn upholstery kits at our facility in Ouanaminthe, Haiti.

	As Reported		October 30, 2022
	October 30,		Adjusted
	2022	Adjustments	Results

Net sales	$58,381	—	$58,381
Cost of sales (1)	(60,594)	98	(60,496)
Gross loss	(2,213)	98	(2,115)
Selling, general and administrative expenses	(9,103)	—	(9,103)
Restructuring expense (2)	(615)	615	—
Loss from operations	$(11,931)	713	$(11,218)

Notes

(1) Cost of sales for the three months ending October 30, 2022, includes restructuring related charges totaling $98,000, which pertains to loss on disposal and markdowns of inventory related to the exit of our cut and sew upholstery fabrics operation located in Shanghai, China.

(2) Restructuring expense for the three months ending October 30, 2022, represents $468,000 for employee termination benefits, $80,000 for a loss on disposal of equipment, $47,000 for lease termination costs, and $20,000 of other associated costs related to the exit of our cut and sew upholstery fabrics operation located in Shanghai, China.

-MORE-

CULP Announces Results for Second Quarter Fiscal 2024

December 4, 2023

CULP, INC.

RECONCILIATION OF SELECTED INCOME STATEMENT INFORMATION TO ADJUSTED RESULTS

FOR SIX MONTHS ENDED OCTOBER 29, 2023, AND OCTOBER 30, 2022

Unaudited

(Amounts in Thousands)

	As Reported		October 29, 2023
	October 29,		Adjusted
	2023	Adjustments	Results

Net sales	$115,387	—	$115,387
Cost of sales (1)	(100,352)	101	(100,251)
Gross profit	15,035	101	15,136
Selling, general and administrative expenses	(19,874)	—	(19,874)
Restructuring expense (2)	(482)	482	—
Loss from operations	$(5,321)	583	$(4,738)

Notes

(1) Cost of sales for the six months ending October 29, 2023, includes a net restructuring related charge totaling $101,000, which represents the markdown of inventory totaling $179,000 which occurred during the first quarter of fiscal 2024, partially offset by a gain on disposal of inventory totaling $78,000 which occurred during the second quarter of fiscal 2024, related to the discontinuation of production of cut and sewn upholstery kits at our facility in Ouanaminthe, Haiti.

(2) Restructuring expense for the six months ending October 29, 2023, represents $379,000 for impairment charges related to equipment and $103,000 for employee termination benefits related to the discontinuation of production of cut and sewn upholstery kits at our facility in Ouanaminthe, Haiti.

	As Reported		October 30, 2022
	October 30,		Adjusted
	2022	Adjustments	Results

Net sales	$120,985	—	$120,985
Cost of sales (1)	(119,071)	98	(118,973)
Gross profit	1,914	98	2,012
Selling, general and administrative expenses	(17,968)	—	(17,968)
Restructuring expense (2)	(615)	615	—
Loss from operations	$(16,669)	713	$(15,956)

Notes

(1) Cost of sales for the six months ending October 30, 2022, includes restructuring related charges totaling $98,000, which pertains to loss on disposal and markdowns of inventory related to the exit of our cut and sew upholstery fabrics operation located in Shanghai, China.

(2) Restructuring expense for the six months ending October 30, 2022, represents $468,000 for employee termination benefits, $80,000 that relates to a loss on disposal of equipment, $47,000 for lease termination costs, and $20,000 of other associated costs related to the exit of our cut and sew upholstery fabrics operation located in Shanghai, China.

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CULP Announces Results for Second Quarter Fiscal 2024

December 4, 2023

CULP, INC.

CONSOLIDATED STATEMENTS OF ADJUSTED EBITDA

FOR THE TWELVE MONTHS ENDED OCTOBER 29, 2023, AND OCTOBER 30, 2022

Unaudited

(Amounts in Thousands)

	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended	Trailing 12 Months
	January 29,	April 30,	July 30,	October 29,	October 29,
	2023	2023	2023	2023	2023
Net loss	$(8,968)	$(4,681)	$(3,342)	$(2,424)	$(19,415)
Income tax expense	286	798	701	516	2,301
Interest income, net	(196)	(239)	(345)	(282)	(1,062)
Depreciation expense	1,739	1,619	1,634	1,617	6,609
Restructuring expense	711	70	338	144	1,263
Restructuring related charge (credit)	—	—	179	(78)	101
Amortization expense	109	115	96	97	417
Stock based compensation	322	258	322	163	1,065
Adjusted EBITDA	$(5,997)	$(2,060)	$(417)	$(247)	$(8,721)

% Net Sales	(11.4)%	(3.4)%	(0.7)%	(0.4)%	(3.8)%

	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended	Trailing 12 Months
	January 30,	May 1,	July 31,	October 30,	October 30,
	2022	2022	2022	2022	2022
Net income (loss) (1)	$(289)	$(6,023)	$(5,699)	$(12,173)	$(24,184)
Income tax expense	1,284	253	896	1,150	3,583
Interest income, net	(214)	(26)	(17)	(79)	(336)
Depreciation expense	1,732	1,791	1,770	1,719	7,012
Restructuring expense	—	—	—	615	615
Restructuring related charge	—	—	—	98	98
Amortization expense	150	142	105	109	506
Stock based compensation	171	253	252	313	989
Adjusted EBITDA (1)	$2,834	$(3,610)	$(2,693)	$(8,248)	$(11,717)

% Net Sales	3.5%	(6.3)%	(4.3)%	(14.1)%	(4.5)%

% Over (Under)	(311.6)%	(42.9)%	(84.5)%	(97.0)%	(25.6)%

(1) Net loss and adjusted EBITDA for the three-month and the twelve-month periods ended October 30, 2022, include a non-cash charge totaling $5.2 million, which represents a $2.9 million write down of inventory to its net realizable value associated with our mattress fabrics segment and $2.3 million related to markdowns of inventory estimated based on our policy for aged inventory for both our mattress and upholstery fabrics segments.

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CULP Announces Results for Second Quarter Fiscal 2024

December 4, 2023

CULP, INC.

RETURN ON CAPITAL EMPLOYED BY SEGMENT

FOR THE TWELVE MONTHS ENDED OCTOBER 29, 2023

Unaudited

(Amounts in Thousands)

	Adjusted Operating (Loss) Income
	Twelve Months Ended	Average Capital	Return on Avg. Capital
	October 29, 2023 (1)	Employed (3)	Employed (2)
Mattress Fabrics	$(9,093)	$64,140	(14.2)%
Upholstery Fabrics	3,910	13,489	29.0%
Unallocated Corporate	(10,584)	3,724	N.M.
Total	$(15,767)	$81,354	(19.4)%

Average Capital Employed	As of the three Months October 29, 2023				As of the three Months Ended July 30, 2023				As of the three Months Ended April 30, 2023
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total
Total assets (4)	$75,924	35,082	31,154	142,160	$72,286	37,592	33,024	142,902	$75,494	39,127	37,562	152,183
Total liabilities	(14,739)	(23,758)	(20,035)	(58,532)	(11,230)	(25,235)	(20,320)	(56,785)	(11,387)	(29,638)	(22,078)	(63,103)
Subtotal	$61,185	$11,324	$11,119	$83,628	$61,056	$12,357	$12,704	$86,117	$64,107	$9,489	$15,484	$89,080
Cash and cash equivalents	—	—	(15,214)	(15,214)	—	—	(16,812)	(16,812)	—	—	(20,964)	(20,964)
Short-term investments - Rabbi Trust	—	—	(937)	(937)	—	—	(791)	(791)	—	—	(1,404)	(1,404)
Current income taxes receivable	—	—	(340)	(340)	—	—	(202)	(202)	—	—	—	—
Long-term investments - Rabbi Trust	—	—	(6,995)	(6,995)	—	—	(7,204)	(7,204)	—	—	(7,067)	(7,067)
Deferred income taxes - non-current	—	—	(472)	(472)	—	—	(476)	(476)	—	—	(480)	(480)
Deferred compensation - current	—	—	937	937	—	—	791	791	—	—	1,404	1,404
Accrued restructuring	—	—	—	—	—	—	10	10	—	—	—	—
Income taxes payable - current	—	—	998	998	—	—	526	526	—	—	753	753
Income taxes payable - long-term	—	—	2,055	2,055	—	—	2,710	2,710	—	—	2,675	2,675
Deferred income taxes - non-current	—	—	5,663	5,663	—	—	5,864	5,864	—	—	5,954	5,954
Deferred compensation non-current	—	—	6,748	6,748	—	—	6,966	6,966	—	—	6,842	6,842
Total Capital Employed	$61,185	$11,324	$3,562	$76,071	$61,056	$12,357	$4,086	$77,499	$64,107	$9,489	$3,197	$76,793

-MORE-

CULP Announces Results for Second Quarter Fiscal 2024

December 4, 2023

CULP, INC.

RETURN ON CAPITAL EMPLOYED BY SEGMENT - CONTINUED

FOR THE TWELVE MONTHS ENDED OCTOBER 29, 2023

Unaudited

(Amounts in Thousands)

	As of the three Months Ended January 29, 2023				As of the three Months Ended October 30, 2022
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total
Total assets (4)	$75,393	39,817	35,388	150,598	$78,366	44,934	38,330	161,630
Total liabilities	(9,511)	(24,367)	(23,216)	(57,094)	(9,895)	(26,108)	(23,519)	(59,522)
Subtotal	$65,882	$15,450	$12,172	$93,504	$68,471	$18,826	$14,811	$102,108
Cash and cash equivalents	—	—	(16,725)	(16,725)	—	—	(19,137)	(19,137)
Short-term investments - Rabbi Trust	—	—	(2,420)	(2,420)	—	—	(2,237)	(2,237)
Current income taxes receivable	—	—	(238)	(238)	—	—	(510)	(510)
Long-term investments - Rabbi Trust	—	—	(7,725)	(7,725)	—	—	(7,526)	(7,526)
Deferred income taxes - non-current	—	—	(463)	(463)	—	—	(493)	(493)
Deferred compensation - current	—	—	2,420	2,420	—	—	2,237	2,237
Accrued restructuring	—	—	—	—	—	—	33	33
Income taxes payable - current	—	—	467	467	—	—	969	969
Income taxes payable - long-term	—	—	2,648	2,648	—	—	2,629	2,629
Deferred income taxes - non-current	—	—	6,089	6,089	—	—	5,700	5,700
Deferred compensation non-current	—	—	7,590	7,590	—	—	7,486	7,486
Total Capital Employed	$65,882	$15,450	$3,815	$85,147	$68,471	$18,826	$3,962	$91,259

	Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total
Average Capital Employed (3)	$64,140	$13,489	$3,724	$81,354

Notes

(1) See last page of this presentation for calculation.

(2) Return on average capital employed represents the twelve months operating (loss) income as of October 29, 2023, divided by average capital employed. Average capital employed does not include cash and cash equivalents, short-term and long-term investments – Rabbi Trust, income taxes receivable and payable, accrued restructuring, noncurrent deferred income tax assets and liabilities, and current and non-current deferred compensation.

(3) Average capital employed was computed using the five quarterly periods ending October 29, 2023, July 30, 2023, April 30, 2023, January 29, 2023, and October 30, 2022.

(4) Intangible assets are included in unallocated corporate for all periods presented and therefore, have no effect on capital employed and return on capital employed for our mattress fabrics and upholstery fabrics segments.

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CULP Announces Results for Fourth Quarter and Fiscal 2023, Ends Year with Quarterly Sales and Operating Improvement and Higher Cash Position

June 28, 2023

CULP INC.

RETURN ON CAPITAL EMPLOYED BY SEGMENT

FOR THE TWELVE MONTHS ENDED OCTOBER 30, 2022

Unaudited

(Amounts in Thousands)

	Adjusted Operating (Loss) Income
	Twelve Months Ended	Average Capital	Return on Avg. Capital
	October 30, 2022 (1)	Employed (3)	Employed (2)
Mattress Fabrics	$(14,460)	$79,364	(18.2)%
Upholstery Fabrics	3,134	20,661	15.2%
Unallocated Corporate	(8,910)	3,908	N.M.
Total	$(20,236)	$103,933	(19.5)%

Average Capital Employed	As of the three Months Ended October 30, 2022				As of the three Months Ended July 31, 2022				As of the three Months Ended May 1, 2022
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total

Total assets (4)	$78,366	44,934	38,330	161,630	$90,842	51,053	38,595	180,490	$92,609	51,124	33,830	177,563
Total liabilities	(9,895)	(26,108)	(23,519)	(59,522)	(11,934)	(30,762)	(23,799)	(66,495)	(8,569)	(25,915)	(23,578)	(58,062)
Subtotal	$68,471	$18,826	$14,811	$102,108	$78,908	$20,291	$14,796	$113,995	$84,040	$25,209	$10,252	$119,501
Cash and cash equivalents	—	—	(19,137)	(19,137)	—	—	(18,874)	(18,874)	—	—	(14,550)	(14,550)
Short-term investments - Rabbi Trust	—	—	(2,237)	(2,237)	—	—	—	—	—	—	—	—
Current income taxes receivable	—	—	(510)	(510)	—	—	(798)	(798)	—	—	(857)	(857)
Long-term investments - Rabbi Trust	—	—	(7,526)	(7,526)	—	—	(9,567)	(9,567)	—	—	(9,357)	(9,357)
Deferred income taxes - non-current	—	—	(493)	(493)	—	—	(546)	(546)	—	—	(528)	(528)
Deferred compensation - current	—	—	2,237	2,237	—	—	—	—
Accrued restructuring	—	—	33	33	—	—	—	—	—	—	—	—
Income taxes payable - current	—	—	969	969	—	—	587	587	—	—	413	413
Income taxes payable - long-term	—	—	2,629	2,629	—	—	3,118	3,118	—	—	3,097	3,097
Deferred income taxes - non-current	—	—	5,700	5,700	—	—	6,007	6,007	—	—	6,004	6,004
Deferred compensation	—	—	7,486	7,486	—	—	9,528	9,528	—	—	9,343	9,343
Total Capital Employed	$68,471	$18,826	$3,962	$91,259	$78,908	$20,291	$4,251	$103,450	$84,040	$25,209	$3,817	$113,066

-MORE-

CULP Announces Results for Second Quarter Fiscal 2024

December 4, 2023

CULP INC.

RETURN ON CAPITAL EMPLOYED BY SEGMENT - CONTINUED

FOR THE TWELVE MONTHS ENDED OCTOBER 30, 2022

Unaudited

(Amounts in Thousands)

	As of the three Months Ended January 30, 2022				As of the three Months Ended October 31, 2021
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total
Total assets (4)	$103,370	67,272	40,925	211,567	$97,390	55,862	56,073	209,325
Total liabilities	(16,540)	(45,596)	(22,697)	(84,833)	(18,818)	(38,560)	(23,493)	(80,871)
Subtotal	$86,830	$21,676	$18,228	$126,734	$78,572	$17,302	$32,580	$128,454
Cash and cash equivalents	—	—	(11,780)	(11,780)	—	—	(16,956)	(16,956)
Short-term investments - Available-For-Sale	—	—	(438)	(438)	—	—	(9,709)	(9,709)
Short-term investments - Held-To-Maturity	—	—	(1,315)	(1,315)	—	—	(1,564)	(1,564)
Current income taxes receivable	—	—	(367)	(367)	—	—	(613)	(613)
Long-term investments - Held-To-Maturity	—	—	(8,677)	(8,677)	—	—	(8,353)	(8,353)
Long-term investments - Rabbi Trust	—	—	(9,223)	(9,223)	—	—	(9,036)	(9,036)
Deferred income taxes - non-current	—	—	(500)	(500)	—	—	(452)	(452)
Income taxes payable - current	—	—	240	240	—	—	646	646
Income taxes payable - long-term	—	—	3,099	3,099	—	—	3,099	3,099
Deferred income taxes - non-current	—	—	5,484	5,484	—	—	4,918	4,918
Deferred compensation	—	—	9,180	9,180	—	—	9,017	9,017
Total Capital Employed	$86,830	$21,676	$3,931	$112,437	$78,572	$17,302	$3,577	$99,451

	Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total
Average Capital Employed (3)	$79,364	$20,661	$3,908	$103,933

Notes

(1) See last page of this presentation for calculation.

(2) Return on average capital employed represents the last twelve months operating (loss) income as of October 30, 2022, divided by average capital employed. Average capital employed does not include cash and cash equivalents, short-term investments Available-For-Sale, short-term and long-term investments Held-To-Maturity, long-term investments – Rabbi Trust, accrued restructuring, income taxes receivable and payable, noncurrent deferred income tax assets and liabilities, and deferred compensation.

(3) Average capital employed was computed using the five quarterly periods ending October 30, 2022, July 31, 2022, May 1, 2022, January 30, 2022, October 31, 2021.

(4) Intangible assets are included in unallocated corporate for all periods presented and therefore, have no effect on capital employed and return on capital employed for our mattress fabrics and upholstery fabrics segments.

CULP Announces Results for Second Quarter Fiscal 2024

December 4, 2023

CULP INC.

CONSOLIDATED STATEMENTS OF ADJUSTED OPERATING (LOSS) INCOME

FOR THE TWELVE MONTHS ENDED OCTOBER 29, 2023, AND OCTOBER 30, 2022

	Quarter Ended
					Trailing 12
					Months
	01/29/2023	4/30/2023	07/30/2023	10/29/2023	10/29/2023
Mattress Fabrics	$(4,229)	$(2,530)	$(1,398)	$(936)	$(9,093)
Upholstery Fabrics	(420)	1,611	1,328	1,391	3,910
Unallocated Corporate	(2,423)	(3,038)	(2,495)	(2,628)	(10,584)
Operating loss	$(7,072)	$(3,957)	$(2,565)	$(2,173)	$(15,767)

	Quarter Ended
					Trailing 12
					Months
	01/30/2022	5/1/2022	7/31/2022	10/30/2022	10/30/2022
Mattress Fabrics	$364	$(2,901)	$(2,921)	$(9,002)	$(14,460)
Upholstery Fabrics	2,446	(116)	542	262	3,134
Unallocated Corporate	(1,707)	(2,366)	(2,359)	(2,478)	(8,910)
Operating income (loss)	$1,103	$(5,383)	$(4,738)	$(11,218)	$(20,236)
% Over (Under)	(741.2)%	(26.5)%	(45.9)%	(80.6)%	(22.1)%

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